UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 26, 2022

Camden National Corporation
(Exact name of registrant as specified in its charter)

Maine	01-28190		01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

Two Elm Street	Camden	Maine	04843
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CAC	The NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, the Board of Directors of Camden National Corporation (the “Company”) approved the grant of equity compensation awards to certain executive officers of the Company, including Gregory A. Dufour, President and Chief Executive Officer; Michael R. Archer, Executive Vice President ("EVP") and Chief Financial Officer; Joanne T. Campbell, EVP, Enterprise Risk Management and Chief Risk Officer; William H. Martel, EVP, Technology and Support Services; Jennifer L. Mirabile, EVP, Wealth Management; Timothy P. Nightingale, EVP, Chief Credit Officer; Heather D. Robinson, EVP, Chief Human Resources Officer; Patricia Rose, EVP, Retail and Mortgage Banking; Ryan A. Smith, EVP, Commercial Banking; and Renee D. Smyth, EVP, Chief Experience and Marketing Officer. A portion of the awards will be granted as performance-based equity awards in the form of performance shares under the Company’s Second Amended and Restated Long-Term Performance Share Program (the “LTIP”) and a portion of the awards will be granted as service-based equity awards in the form of restricted shares under the Camden National Corporation 2022 Equity and Incentive Plan.

The performance measures, vesting and other terms of the performance shares and restricted shares are materially consistent with the performance shares and restricted shares granted to executive officers of the company in 2021.
Performance goals for the 2022 - 2024 performance period under the LTIP include, specifically, (i) diluted earnings per share and (ii) return on average equity goals relative to an index of peer companies for threshold, target, and superior levels of performance. Each participating executive has a predetermined “target award,” which is reflected as a percentage of the participant's base salary at the beginning of the three-year performance period. At the end of the three-year performance period, the performance shares cliff-vest, and based upon the achievement of predefined performance and service measures, each participant shall receive an award in accordance with the predefined performance levels, paid in Company shares. If a minimum level of performance is not achieved, the performance shares will be forfeited. Actual awards of performance shares can range in value from 50% of the target award, when performance is at the threshold level, to 200% of the target award when performance is at the superior level. Awards of service-vesting restricted shares will vest in three equal annual installments. The conversion of dollar amounts into performance shares will be based on the fair market value of a share of the Company's stock on April 26, 2022, the grant date. The Company’s closing price on April 26, 2022 was $46.56.

The foregoing description is qualified in its entirety by reference to the Second Amended and Restated Long-Term Performance Share Program, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2022, shareholders approved an amendment to Exhibit A to the Company's Articles of Incorporation ("Articles Amendment") to add Section 2.1, which lowers the threshold necessary for shareholders to remove a director of the Company from two-thirds of the shares entitled to vote on the removal to a majority of shares entitled to vote on the removal. This summary of changes is qualified in its entirety by reference to the Articles Amendment, a copy of which was filed as Exhibit 3.3 to the Company's registration statement on Form S-8, filed on April 28, 2022, and is incorporated herein by reference.

In addition, on April 26, 2022, the Company’s Board of Directors amended and restated the Company’s bylaws (as so amended and restated, the “Bylaws”) to conform Section 3.12 of the Bylaws to the Articles Amendment by providing that directors may be removed by shareholders, with or without cause, in accordance with the Company’s Articles of Incorporation. Article III was also amended to correct non-substantive numbering errors and to re-number Sections 3.6 through 3.14 accordingly. This summary of changes is qualified in its entirety by reference to the Bylaws, a copy of which was filed as Exhibit 3.4 to the Company’s registration statement on Form S-8, filed on April 28, 2022, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders of the Company was held on April 26, 2022 at Camden National's Hanley Center, Fox Ridge Office Park, 245 Commercial Street, Rockport Maine and in a virtual format. At the Annual Meeting, there were present in person or by proxy 12,453,089 shares of the Company's common stock, representing approximately 84% of the total outstanding eligible votes. The following is a brief description of each matter voted on at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

1. Election of four persons to the Board of Directors, each to serve a three-year term and until his or her successor is elected and qualified:

	For	Against	Abstain	Broker Non-Vote
Craig N. Denekas	8,724,904	1,645,294	23,337	2,059,554
David C. Flanagan	10,104,834	275,789	12,912	2,059,554
Marie J. McCarthy	10,307,052	63,970	22,513	2,059,554
James H. Page, Ph.D	10,107,441	262,828	23,266	2,059,554
The majority of votes cast voted to elect the four named persons above to the Board of Directors.

2. Non-binding advisory vote on the compensation of the Company's named executive officers ("Say-on-Pay"):

For	Against	Abstentions	Broker Non-Vote
10,207,136	143,725	42,674	2,059,554
The majority of votes cast at the Annual Meeting voted to approve the compensation of the Company's named executive officers.

3. Amendment to the Company's Articles of Incorporation:

For	Against	Abstentions	Broker Non-Vote
10,351,696	17,312	24,527	2,059,554
The majority of votes cast at the Annual Meeting voted to approve the amendment to the Company's Articles of Incorporation.

4. Approval of Camden National Corporation's 2022 Equity and Incentive Plan:

For	Against	Abstentions	Broker Non-Vote
10,119,647	242,554	31,334	2,059,554
The majority of votes cast at the Annual Meeting voted to approve Camden National Corporation's 2022 Equity and Incentive Plan.

5. Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstentions
12,322,184	117,767	13,138
The majority of votes cast at the Annual Meeting voted to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibits are filed with this Report:

Exhibit No.	Description
3.1
Amendment to the Articles of Incorporation of Camden National Corporation (incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on April 28, 2022).

3.2
Amended and Restated Bylaws of Camden National Corporation (incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on April 28, 2022).

10.1	Camden National Corporation Second Amended and Restated Long-Term Performance Share Program
101	Cover Page Interactive Data - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - Included in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2022

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ MICHAEL R. ARCHER
Michael R. Archer Chief Financial Officer and Principal Financial & Accounting Officer